UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-06570

Name of Fund: MuniYield New Jersey Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., President, MuniYield
        New Jersey Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 11/30/04

Date of reporting period: 12/01/03 - 11/30/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        MuniYield New Jersey
                                        Fund, Inc.

Annual Report
November 30, 2004

[LOGO] Merrill Lynch Investment Managers

MuniYield New Jersey Fund, Inc.

The Benefits and Risks of Leveraging

MuniYield New Jersey Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of November 30, 2004, the percentage of the Fund's total net assets invested in inverse floaters was 11.38%, before the deduction of Preferred Stock.

Swap Agreements

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


2          MUNIYIELD NEW JERSEY FUND, INC.        NOVEMBER 30, 2004

A Letter From the President

Dear Shareholder

As we ended the current reporting period, several topics weighed heavily on investors' minds. Among them were questions about economic growth, corporate earnings, interest rates and inflation, politics, the price of oil and terrorism -- all issues that are worth addressing here.

While the pace of economic expansion slowed somewhat between the first and second quarters of 2004, gross domestic product reaccelerated in the third quarter and is expected to approach 4% for the year. The generally favorable economic environment has benefited American corporations, which continued to post strong earnings. Although the extraordinary results seen in 2004 are likely to moderate in 2005, solid productivity, improved revenue growth and cost discipline all point to a vital corporate sector.

In terms of inflation and interest rates, the Federal Reserve Board has signaled its confidence in the economic recovery by increasing the Federal Funds target rate five times since June 2004, from 1% to 2.25% as of the December 14 Federal Open Market Committee meeting. Inflation, for its part, has remained fairly subdued.

While the re-election of President Bush was generally viewed as business-friendly, the rising price of oil continued to be a concern for consumers and corporations. But even having exceeded $50 per barrel recently, the situation is far from the crisis proportions we saw in the 1980s. Lastly, but importantly, terrorism and geopolitical tensions are unwelcome realities we are forced to live with today. Historically, however, the financial effects of any single event tend to be short-lived.

Amid the uncertainty, the Lehman Brothers Municipal Bond Index posted a 12-month return of +4.07% and a six-month return of +4.30% as of November 30, 2004. Long-term bond yields were volatile, but ultimately little changed, over the past year.

The key during uncertain times is to remain focused on the big picture. Investment success comes not from reacting to short-term volatility, but from maintaining a long-term perspective and adhering to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

Finally, after 35 years in the asset management business, it is with great satisfaction and some nostalgia that I embark on my retirement, effective January 1, 2005. The industry has evolved significantly over the past three and a half decades, and I am privileged to have been a part of it. I wish you continued success as you pursue your investment goals and, as always, I thank you for allowing Merrill Lynch Investment Managers to be a part of your financial life.

                                        Sincerely,


                                        /s/ Terry K. Glenn

                                        Terry K. Glenn
                                        President and Director


           MUNIYIELD NEW JERSEY FUND, INC.        NOVEMBER 30, 2004            3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Fund's Portfolio Manager

      We increased the Fund's use of leverage and shifted from a relatively defensive stance to a more neutral view on interest rates -- two moves that benefited performance in the second half of the fiscal year.

Describe the recent market environment relative to municipal bonds.

Over the past 12 months, amid considerable monthly volatility, long-term Treasury bond yields were little changed -- despite a doubling of short-term interest rates by the Federal Reserve Board (the Fed).

After holding at 1% for just over a year, the Fed increased interest rates four times between June and November 2004, bringing the Federal Funds target rate to 2% by period-end. (The Fed raised the Federal Funds rate once more after the close of the period, bringing it to 2.25% as of December 14.) For the fiscal year ended November 30, 2004, the yield on the 30-year Treasury bond declined 13 basis points (.13%) to 5%. The yield on the 10-year Treasury note was essentially unchanged over the past 12 months, ending the period at 4.35%.

While tax-exempt bond yields followed the same pattern as their taxable counterparts, volatility was more subdued than in the Treasury market. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, rose six basis points during the year. According to Municipal Market Data, yields on AAA-rated issues maturing in 30 years rose four basis points to 4.76%, while yields on 10-year, AAA-rated issues rose 10 basis points to 3.66%.

During the past 12 months, more than $360 billion in new long-term tax-exempt bonds was underwritten nationally, a decline of approximately 6% versus last year's issuance. In New Jersey, supply was down 14% for the year. This changed dramatically in the last three months of the period, as New Jersey supply increased an extraordinary 70% versus the same three months a year ago.

Describe conditions in the State of New Jersey.

In general, New Jersey's economy continued to improve over the past year, mirroring the broad-based recovery evident throughout much of the country. The state's 2005 fiscal year began on July 1 with a legal challenge to the state budget. The Republican-led lawsuit concerned New Jersey's use of revenues obtained from the securitization of motor vehicle fees and cigarette taxes to balance the budget. The state Supreme Court ruled such use of "deficit bonding" unconstitutional, but the court did allow the debt financing to continue as planned, even as it was prohibited for use in balancing future budgets. Shortly after the court's ruling in late July, Moody's, Standard & Poor's (S&P) and Fitch all downgraded New Jersey's credit rating one notch to Aa3, AA- and AA-, respectively. All three rating agencies maintained a stable outlook on New Jersey's debt.

During August and September 2004, the state was active in the debt market, participating in several revenue and refunding deals. Through the New Jersey Economic Development Authority, the state issued $807.5 million in bonds backed by motor vehicle surcharges. This motor vehicle securitization was rated Baa1 by Moody's and A by S&P. The state also refinanced $1.4 billion in debt issued for the Transportation Trust Fund Authority, providing $88 million in near-term debt-service savings.

In September, the state announced that revenue collections for the first two months of the 2005 fiscal year were on budget. Collections totaled more than $3.3 billion, representing a 0.4% increase over projections. On November 15, Governor James McGreevey left office after announcing his resignation in August. Senate President Richard J. Codey will serve as acting governor through January 2006.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended November 30, 2004, the Common Stock of MuniYield New Jersey Fund, Inc. had net annualized yields of 6.30% and 6.52%, based on a year-end per share net asset value of $15.25 and a per share market price of $14.73, respectively, and $.960 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +5.84%, based on a change in per share net asset value from $15.39 to $15.25, and assuming reinvestment of all distributions.

The Fund's total return for the year, based on net asset value, paced the +5.83% average return of the Lipper New Jersey Municipal Debt Funds category. (Funds in this Lipper category invest in securities exempt from taxation in New Jersey or a city in New Jersey.) Fund performance was primarily driven by two factors. First, the portfolio was positioned somewhat defensively in the first part of the year in anticipation of rising interest rates and a weak overall environment for fixed


4          MUNIYIELD NEW JERSEY FUND, INC.        NOVEMBER 30, 2004
income securities. As the period progressed and the market fared much better than expected, we shifted to a more neutral duration profile relative to our peers. This move proved beneficial as the bond market rallied in the last six months of the period. Second, we issued an additional $21.5 million in Preferred Stock in August 2004, bringing the portfolio's leverage ratio in line with our peers. This issuance, along with the duration extension (that is, heightened interest rate sensitivity) associated with our strategy shift, resulted in better relative performance during the second half of the fiscal year.

For the six-month period ended November 30, 2004, the total investment return on the Fund's Common Stock was +7.39%, based on a change in per share net asset value from $14.68 to $15.25, and assuming reinvestment of all distributions. The Fund's total return for the six-month period exceeded the +7.17% average return of the Lipper category.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the year?

Our efforts to reposition the portfolio focused on adding longer-dated bonds in the 25-year to 30-year maturity range, and selling some of our holdings in the 15-year to 20-year maturity range. Our statistical analysis of the yield curve revealed that, on a historical basis, there is greater relative value to be achieved by investing further out on the curve. At the same time, this move allowed us to accomplish our goal of extending the portfolio's average duration to a more neutral level.

As mentioned earlier, new issuance of New Jersey municipal bonds increased dramatically in the final three months of the fiscal period, giving us ample opportunity to achieve our restructuring goals. Interestingly, the increase in New Jersey supply is in sharp contrast to a 10% decrease in municipal bond issuance throughout the rest of the country in the last three months. Finally, throughout the period, the Fund maintained minimal cash reserves as well as above-market concentrations in education and healthcare issues.

For the six-month period ended November 30, 2004, the Fund's Auction Market Preferred Stock (AMPS) had an average yield of 1.19% for Series A, 1.12% for Series B and 1.34% for Series C. These still attractive funding levels, in combination with the steep municipal yield curve, continued to provide a significant income benefit to the Fund's Common Stock shareholders from the leveraging of Preferred Stock. While the Fed is likely to continue raising short-term interest rates, the increases are expected to be gradual and should not have an immediate material impact on the positive advantage leverage has had on the Fund's Common Stock yield. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 35.46% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

As a result of our restructuring efforts and additional issuance of Preferred Stock, the portfolio ended the period with a modest above-market duration. We expect to maintain that posture in the coming weeks, as supply in the New Jersey market is likely to tighten up as we approach year-end. Given seasonal trends, we expect that a significant number of bonds in the marketplace will be called by issuers prior to their maturity dates, which should inject a fair amount of funds into the market. Under these circumstances, we are fairly constructive on the prospects for the New Jersey municipal market. Of course, we will continue to monitor market and economic developments and stand ready to adjust our strategy as conditions warrant.

Theodore R. Jaeckel Jr., CFA
Vice President and Portfolio Manager

December 15, 2004


           MUNIYIELD NEW JERSEY FUND, INC.        NOVEMBER 30, 2004            5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

                            Face
                            Amount      Municipal Bonds                                                                     Value
===================================================================================================================================
New Jersey--142.9%
-----------------------------------------------------------------------------------------------------------------------------------
                            $ 1,000     Burlington County, New Jersey, Bridge Commission Revenue Bonds (Governmental
                                        Leasing Program), 5.25% due 8/15/2020                                             $   1,067
                            -------------------------------------------------------------------------------------------------------
                              1,500     Delaware River and Bay Authority Revenue Bonds, 5% due 1/01/2033 (d)(j)               1,526
                            -------------------------------------------------------------------------------------------------------
                                        Delaware River Joint Toll Bridge Commission, Pennsylvania, Bridge Revenue
                                        Refunding Bonds:
                              2,010          5% due 7/01/2021                                                                 2,081
                              3,645          5% due 7/01/2028                                                                 3,670
                            -------------------------------------------------------------------------------------------------------
                              3,930     Delaware River Port Authority of Pennsylvania and New Jersey Revenue Bonds, RIB,
                                        Series 396, 10.023% due 1/01/2019 (c)(e)                                              4,850
                            -------------------------------------------------------------------------------------------------------
                              2,620     Essex County, New Jersey, Improvement Authority Revenue Bonds, Series A, 5%
                                        due 10/01/2028 (b)                                                                    2,671
                            -------------------------------------------------------------------------------------------------------
                                        Garden State Preservation Trust of New Jersey, Capital Appreciation Revenue
                                        Bonds, Series B (c):
                              6,860          5.12%* due 11/01/2023                                                            2,680
                              4,540          5.25%* due 11/01/2028                                                            1,332
                            -------------------------------------------------------------------------------------------------------
                                        Garden State Preservation Trust of New Jersey, Open Space and Farmland
                                        Preservation Revenue Bonds, Series A (c):
                              4,300          5.80% due 11/01/2022                                                             4,710
                              5,460          5.75% due 11/01/2028                                                             6,143
                            -------------------------------------------------------------------------------------------------------
                                        Gloucester County, New Jersey, Improvement Authority, Solid Waste Resource
                                        Recovery Revenue Refunding Bonds (Waste Management Inc. Project):
                              1,180          AMT, Series B, 7% due 12/01/2029                                                 1,336
                              2,000          Series A, 6.85% due 12/01/2029                                                   2,265
                            -------------------------------------------------------------------------------------------------------
                              1,500     Hudson County, New Jersey, COP, Refunding, 6.25% due 12/01/2016 (d)                   1,806
                            -------------------------------------------------------------------------------------------------------
                             13,950     Hudson County, New Jersey, Improvement Authority, Facility Lease Revenue
                                        Refunding Bonds (Hudson County Lease Project), 5.375% due 10/01/2024 (b)             14,931
                            -------------------------------------------------------------------------------------------------------
                                        Jackson Township, New Jersey, School District, GO (b):
                              3,090          5% due 4/15/2018                                                                 3,263
                              3,750          5% due 4/15/2019                                                                 3,943
                            -------------------------------------------------------------------------------------------------------
                                        Middlesex County, New Jersey, Improvement Authority, County-Guaranteed Revenue
                                        Bonds (Golf Course Projects):
                              1,455          5.25% due 6/01/2022                                                              1,561
                              3,050          5% due 6/01/2029                                                                 3,103
                            -------------------------------------------------------------------------------------------------------
                              1,500     Middlesex County, New Jersey, Pollution Control Financing Authority, Revenue
                                        Refunding Bonds (Amerada Hess Corporation), 6.05% due 9/15/2034                       1,550
                            -------------------------------------------------------------------------------------------------------
                                        Monmouth County, New Jersey, Improvement Authority, Governmental Loan Revenue
                                        Refunding Bonds (a):
                              2,235          5% due 12/01/2015                                                                2,399
                              2,345          5% due 12/01/2016                                                                2,504
                            -------------------------------------------------------------------------------------------------------
                                        New Jersey EDA, Cigarette Tax Revenue Bonds:
                              2,530          5.50% due 6/15/2016                                                              2,704
                              1,720          5.625% due 6/15/2019                                                             1,796
                              1,275          5.75% due 6/15/2029                                                              1,302
                                370          5.50% due 6/15/2031                                                                371
                                755          5.75% due 6/15/2034                                                                770
                            -------------------------------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of MuniYield New Jersey Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
EDR        Economic Development Revenue Bonds
GO         General Obligation Bonds
M/F        Multi-Family
RIB        Residual Interest Bonds


6          MUNIYIELD NEW JERSEY FUND, INC.        NOVEMBER 30, 2004

Schedule of Investments (continued)                               (in Thousands)

                            Face
                            Amount      Municipal Bonds                                                                     Value
===================================================================================================================================
New Jersey (continued)
-----------------------------------------------------------------------------------------------------------------------------------
                                        New Jersey EDA, EDR (Masonic Charity Foundation of New Jersey):
                            $   600          5.25% due 6/01/2024                                                          $     627
                                685          5.25% due 6/01/2032                                                                706
                            -------------------------------------------------------------------------------------------------------
                              1,500     New Jersey EDA, First Mortgage Revenue Bonds (Fellowship Village), Series C,
                                        5.50% due 1/01/2028                                                                   1,454
                            -------------------------------------------------------------------------------------------------------
                                        New Jersey EDA, First Mortgage Revenue Refunding Bonds, Series A:
                              1,250          (Fellowship Village), 5.50% due 1/01/2018                                        1,261
                              3,500          (Fellowship Village), 5.50% due 1/01/2025                                        3,429
                              2,500          (The Winchester Gardens at Ward Homestead Project), 5.75% due 11/01/2024         2,567
                              2,000          (The Winchester Gardens at Ward Homestead Project), 5.80% due 11/01/2031         2,032
                            -------------------------------------------------------------------------------------------------------
                             14,000     New Jersey EDA, Motor Vehicle Surcharge Revenue Bonds, Series A, 5.25%
                                        due 7/01/2033 (d)                                                                    14,643
                            -------------------------------------------------------------------------------------------------------
                              5,575     New Jersey EDA, Natural Gas Facilities Revenue Refunding Bonds (NUI
                                        Corporation), RIB, Series 371, 10.75% due 10/01/2022 (a)(e)                           5,836
                            -------------------------------------------------------------------------------------------------------
                                        New Jersey EDA, Revenue Bonds:
                                400          (Department of Human Services), 5% due 7/01/2011                                   434
                                220          (Department of Human Services), 5% due 7/01/2012                                   238
                              3,850          (Saint Barnabas Project), Series A, 6.30%* due 7/01/2024 (d)                     1,425
                             10,000          (Transportation Project), Sublease, Series A, 5.875% due 5/01/2009 (c)(g)       11,238
                            -------------------------------------------------------------------------------------------------------
                              2,095     New Jersey EDA, School Facilities Construction Revenue Bonds, Series I, 5%
                                        due 9/01/2027                                                                         2,114
                            -------------------------------------------------------------------------------------------------------
                              3,335     New Jersey EDA, Water Facilities Revenue Bonds, RIB, AMT, Series 417, 11.77%
                                        due 11/01/2034 (b)(e)                                                                 3,493
                            -------------------------------------------------------------------------------------------------------
                              1,850     New Jersey EDA, Water Facilities Revenue Refunding Bonds (American Water), AMT,
                                        Series B, 5.125% due 4/01/2022 (a)                                                    1,921
                            -------------------------------------------------------------------------------------------------------
                              5,975     New Jersey Environmental Infrastructure Trust Revenue Bonds (Environmental
                                        Infrastructure), Series A, 5.25% due 9/01/2017                                        6,484
                            -------------------------------------------------------------------------------------------------------
                              1,100     New Jersey Health Care Facilities Financing Authority, Health System Revenue
                                        Bonds (Catholic Health East), Series A, 5.375% due 11/15/2033                         1,123
                            -------------------------------------------------------------------------------------------------------
                                        New Jersey Health Care Facilities Financing Authority Revenue Bonds:
                              2,345          (Pascack Valley Hospital Association), 6.625% due 7/01/2036                      2,172
                              4,000          (Robert Wood University), 5.70% due 7/01/2020 (a)                                4,413
                              1,875          (Somerset Medical Center), 5.50% due 7/01/2033                                   1,898
                              6,640          (South Jersey Hospital), 6% due 7/01/2026                                        7,027
                              2,000          (Southern Ocean County Hospital), 5.125% due 7/01/2031 (f)                       2,022
                              4,200          (Southern Ocean County Hospital), Series A, 6.25% due 7/01/2023                  4,236
                            -------------------------------------------------------------------------------------------------------
                                        New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds:
                              1,020          (Atlantic City Medical Center), 6.25% due 7/01/2017                              1,147
                              2,185          (Atlantic City Medical Center), 5.75% due 7/01/2025                              2,320
                              1,650          (Capital Health System Inc.), Series A, 5.75% due 7/01/2023                      1,743
                              5,500          (Holy Name Hospital), 6% due 7/01/2025                                           5,706
                              1,500          (Meridian Health System Obligation Group), 5.25% due 7/01/2019 (c)               1,613
                              2,250          (Meridian Health System Obligation Group), 5.375% due 7/01/2024 (c)              2,378
                              2,195          (Meridian Health System Obligation Group), 5.25% due 7/01/2029 (c)               2,282
                            -------------------------------------------------------------------------------------------------------
                              4,150     New Jersey State Educational Facilities Authority, Higher Education, Capital
                                        Improvement Revenue Bonds, Series A, 5.125% due 9/01/2022 (a)                         4,365
                            -------------------------------------------------------------------------------------------------------
                                        New Jersey State Educational Facilities Authority Revenue Bonds:
                                985          (Bloomfield College), Series A, 6.85% due 7/01/2030                              1,007
                              2,000          (Georgian Court College Project), Series C, 6.50% due 7/01/2033                  2,198
                              1,730          (Rowan University), Series B, 5.25% due 7/01/2017 (b)                            1,876
                              1,620          (Rowan University), Series B, 5.25% due 7/01/2018 (b)                            1,754
                              2,165          (Rowan University), Series C, 5.125% due 7/01/2028 (d)                           2,242
                              1,955          (Rowan University), Series C, 5% due 7/01/2034 (d)                               1,989
                            -------------------------------------------------------------------------------------------------------
                                        New Jersey State Educational Facilities Authority, Revenue Refunding Bonds:
                              5,305          (Montclair State University), Series L, 5% due 7/01/2034 (d)                     5,397
                              3,870          (Princeton Theological Seminary), 5% due 7/01/2026                               3,987
                              3,725          (Princeton University), Series E, 5% due 7/01/2020                               3,943
                              1,000          (Rider University), 5% due 7/01/2017 (f)                                         1,045
                              1,255          (Rider University), Series A, 5.50% due 7/01/2023 (f)                            1,339
                              1,450          (Rider University), Series A, 5.25% due 7/01/2034 (f)                            1,495


           MUNIYIELD NEW JERSEY FUND, INC.        NOVEMBER 30, 2004            7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (continued)                               (in Thousands)

                            Face
                            Amount      Municipal Bonds                                                                     Value
===================================================================================================================================
New Jersey (concluded)
-----------------------------------------------------------------------------------------------------------------------------------
                                        New Jersey State Educational Facilities Authority, Revenue Refunding Bonds
                                        (concluded)
                            $ 1,515          (William Paterson University), Series E, 5.25% due 7/01/2018 (h)             $   1,639
                              1,595          (William Paterson University), Series E, 5.25% due 7/01/2019 (h)                 1,718
                              1,680          (William Paterson University), Series E, 5.25% due 7/01/2020 (h)                 1,808
                            -------------------------------------------------------------------------------------------------------
                              6,390     New Jersey State Higher Education Assistance Authority, Student Loan Revenue
                                        Bonds, AMT, Series A, 5.30% due 6/01/2017 (a)                                         6,625
                            -------------------------------------------------------------------------------------------------------
                              2,500     New Jersey State Highway Authority, Garden State Parkway General Revenue
                                        Refunding Bonds, 5.625% due 1/01/2010 (g)                                             2,825
                            -------------------------------------------------------------------------------------------------------
                                        New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue Bonds,
                                        AMT (d):
                              5,350          Series CC, 5.80% due 10/01/2020                                                  5,626
                              3,335          Series U, 5.60% due 10/01/2012                                                   3,484
                            -------------------------------------------------------------------------------------------------------
                              1,795     New Jersey State Housing and Mortgage Finance Agency, M/F Housing Revenue
                                        Refunding Bonds, Series A, 6.05% due 11/01/2020 (a)                                   1,841
                            -------------------------------------------------------------------------------------------------------
                                        New Jersey State Transit Corporation, COP:
                              3,650          6.50% due 4/01/2007 (c)(g)                                                       4,029
                              3,620          (Federal Transit Administration Grants), Series B, 5.75% due 9/15/2014           4,032
                            -------------------------------------------------------------------------------------------------------
                                        New Jersey State Transportation Trust Fund Authority, Transportation System
                                        Revenue Bonds:
                              5,250          Series B, 5% due 6/15/2007 (d)(g)                                                5,692
                              7,400          Series C, 5.50% due 6/15/2019                                                    8,101
                            -------------------------------------------------------------------------------------------------------
                              5,000     New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds, Series A,
                                        5.75% due 1/01/2019 (d)                                                               5,527
                            -------------------------------------------------------------------------------------------------------
                              1,840     Newark, New Jersey, Housing Authority, Port Authority--Port Newark Marine
                                        Terminal Additional Rent-Backed Revenue Bonds (City of Newark Redevelopment
                                        Projects), 5% due 1/01/2037 (d)                                                       1,860
                            -------------------------------------------------------------------------------------------------------
                              5,000     Port Authority of New York and New Jersey, Consolidated Revenue Bonds, 93rd
                                        Series, 6.125% due 6/01/2094                                                          5,682
                            -------------------------------------------------------------------------------------------------------
                              4,435     Port Authority of New York and New Jersey, Revenue Bonds, Trust Receipts, AMT,
                                        Class R, Series 10, 9.744% due 1/15/2017 (c)(e)                                       4,986
                            -------------------------------------------------------------------------------------------------------
                              5,300     Port Authority of New York and New Jersey, Revenue Refunding Bonds, DRIVERS,
                                        AMT, Series 153, 8.515% due 9/15/2012 (b)(e)                                          5,845
                            -------------------------------------------------------------------------------------------------------
                              2,000     Port Authority of New York and New Jersey, Special Obligation Revenue Bonds (JFK
                                        International Air Terminal), AMT, Series 6, 5.75% due 12/01/2022 (d)                  2,163
                            -------------------------------------------------------------------------------------------------------
                                        South Jersey Port Corporation of New Jersey, Revenue Refunding Bonds:
                              4,280          4.75% due 1/01/2018                                                              4,372
                              2,485          4.85% due 1/01/2019                                                              2,543
                              2,000          5% due 1/01/2020                                                                 2,073
                            -------------------------------------------------------------------------------------------------------
                                        Tobacco Settlement Financing Corporation of New Jersey Revenue Bonds:
                              5,510          6.75% due 6/01/2039                                                              5,495
                              3,010          7% due 6/01/2041                                                                 3,058
                            -------------------------------------------------------------------------------------------------------
                                        Union County, New Jersey, Utilities Authority, Senior Lease Revenue Refunding
                                        Bonds (Ogden Martin System of Union), AMT, Series A (a)(e):
                              1,585          5.375% due 6/01/2017                                                             1,650
                              1,175          5.375% due 6/01/2018                                                             1,221
                            -------------------------------------------------------------------------------------------------------
                                        University of Medicine and Dentistry, New Jersey, Revenue Bonds, Series A (a):
                                945          5.50% due 12/01/2018                                                             1,048
                              1,900          5.50% due 12/01/2019                                                             2,099
                              1,870          5.50% due 12/01/2020                                                             2,066
                              1,435          5.50% due 12/01/2021                                                             1,577
===================================================================================================================================
Puerto Rico--6.9%
-----------------------------------------------------------------------------------------------------------------------------------
                              2,500     Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series PP,
                                        5% due 7/01/2025 (b)                                                                  2,606
                            -------------------------------------------------------------------------------------------------------
                              1,900     Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control
                                        Facilities Revenue Bonds (Cogeneration Facility--AES Puerto Rico Project), AMT,
                                        6.625% due 6/01/2026                                                                  2,048
                            -------------------------------------------------------------------------------------------------------
                              8,750     Puerto Rico Public Buildings Authority Revenue Bonds, DRIVERS, Series 211,
                                        8.563% due 7/01/2021 (d)(e)                                                          10,300
                            -------------------------------------------------------------------------------------------------------


8          MUNIYIELD NEW JERSEY FUND, INC.        NOVEMBER 30, 2004

Schedule of Investments (concluded)                               (in Thousands)

                            Face
                            Amount      Municipal Bonds                                                                     Value
===================================================================================================================================
U.S. Virgin Islands--2.7%
-----------------------------------------------------------------------------------------------------------------------------------
                            $ 3,500     Virgin Islands Government Refinery Facilities Revenue Refunding Bonds (Hovensa
                                        Coker Project), AMT, 6.50% due 7/01/2021                                          $   3,798
                            -------------------------------------------------------------------------------------------------------
                              1,900     Virgin Islands Public Finance Authority, Refinery Facilities Revenue Bonds
                                        (Hovensa Refinery), AMT, 5.875% due 7/01/2022                                         1,995
                            -------------------------------------------------------------------------------------------------------
                                        Total Municipal Bonds (Cost--$311,813)--152.5%                                      330,385
                            =======================================================================================================

                             Shares
                               Held     Short-Term Securities
                            =======================================================================================================
                              9,631     CMA New Jersey Municipal Money Fund (i)                                               9,631
                            -------------------------------------------------------------------------------------------------------
                                        Total Short-Term Securities (Cost--$9,631)--4.4%                                      9,631
                            =======================================================================================================
                            Total Investments (Cost--$321,444@)--156.9%                                                     340,016

                            Liabilities in Excess of Other Assets--(2.0%)                                                    (4,370)

                            Preferred Stock, at Redemption Value--(54.9%)                                                  (119,028)
                                                                                                                          ---------
                            Net Assets Applicable to Common Stock--100.0%                                                 $ 216,618
                                                                                                                          =========

(a)   AMBAC Insured.
(b)   FGIC Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 2004.
(f)   Radian Insured.
(g)   Prerefunded.
(h)   XL Capital Insured.
(i) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                           Net          Dividend
      Affiliate                                          Activity        Income
      --------------------------------------------------------------------------
      CMA New Jersey Municipal Money Fund                 2,920            $31
      --------------------------------------------------------------------------

(j) All or a portion of security held as collateral in connection with open financial future contracts.
* Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
@ The cost and unrealized appreciation/depreciation of investments as of November 30, 2004, as computed for federal income tax purposes, were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Aggregate cost ................................................  $321,150
                                                                       ========
      Gross unrealized appreciation .................................  $ 19,501
      Gross unrealized depreciation .................................      (635)
                                                                       --------
      Net unrealized appreciation ...................................  $ 18,866
                                                                       ========

      Forward interest rate swaps outstanding as of November 30, 2004 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                         Notional    Unrealized
                                                          Amount    Appreciation
      --------------------------------------------------------------------------
      Receive a variable rate equal to
      7-Day Bond Market Association
      Municipal Swap Index Rate and pay
      a fixed rate of 4.128% interest

      Broker, J.P. Morgan Chase Bank
      Expires August 2026                                  $5,310           $ 89

      Receive a variable rate equal to
      7-Day Bond Market Association
      Municipal Swap Index Rate and pay
      a fixed rate equal to 3.837% interest

      Broker, J.P. Morgan Chase Bank
      Expires November 2018                                $2,510             35
      --------------------------------------------------------------------------
      Total                                                                 $124
                                                                            ====

      Financial futures contracts sold as of November 30, 2004 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Number of                         Expiration        Face       Unrealized
      Contracts          Issue             Date           Value     Appreciation
      --------------------------------------------------------------------------
      85             10-Year U.S.        December
                    Treasury Future        2004           $9,549        $75
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


           MUNIYIELD NEW JERSEY FUND, INC.        NOVEMBER 30, 2004            9

[LOGO] Merrill Lynch Investment Managers

Statement of Net Assets

As of November 30, 2004
===================================================================================================================
Assets
-------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$311,812,599) ........................                      $ 330,385,290
                       Investments in affiliated securities, at value
                        (identified cost--$9,630,987) ..........................                          9,630,987
                       Unrealized appreciation on forward interest rate swaps ..                            123,750
                       Cash ....................................................                             24,861
                       Receivables:
                          Interest .............................................    $   5,981,631
                          Dividends from affiliates ............................              276         5,981,907
                                                                                    -------------
                       Prepaid expenses ........................................                              5,750
                                                                                                      -------------
                       Total assets ............................................                        346,152,545
                                                                                                      -------------
===================================================================================================================
Liabilities
-------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Securities purchased .................................       10,169,341
                          Dividends to Common Stock shareholders ...............          184,523
                          Investment adviser ...................................            8,949
                          Other affiliates .....................................            2,876
                          Variation margin .....................................              577        10,366,266
                                                                                    -------------
                       Accrued expenses ........................................                            140,090
                                                                                                      -------------
                       Total liabilities .......................................                         10,506,356
                                                                                                      -------------
===================================================================================================================
Preferred Stock
-------------------------------------------------------------------------------------------------------------------
                       Preferred Stock, at redemption value, par value $.05 per
                        share on Series A Shares and Series B Shares and $.10
                        per share on Series C Shares (2,400 Series A Shares,
                        1,500 Series B Shares and 860 Series C Shares of AMPS*
                        authorized, issued and outstanding at $25,000 per share
                        liquidation preference) ................................                        119,028,026
                                                                                                      -------------
===================================================================================================================
Net Assets Applicable to Common Stock
-------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock ...................                      $ 216,618,163
                                                                                                      =============
===================================================================================================================
Analysis of Net Assets Applicable to Common Stock
-------------------------------------------------------------------------------------------------------------------
                       Common Stock, par value $.10 per share (14,203,242 shares
                        issued and outstanding) ................................                      $   1,420,324
                       Paid-in capital in excess of par ........................                        203,961,864
                       Undistributed investment income--net ....................    $   2,624,697
                       Accumulated realized capital losses--net ................      (10,160,548)
                       Unrealized appreciation--net ............................       18,771,826
                                                                                    -------------
                       Total accumulated earnings--net .........................                         11,235,975
                                                                                                      -------------
                       Total--Equivalent to $15.25 net asset value per share of
                        Common Stock (market price--$14.73) ....................                      $ 216,618,163
                                                                                                      =============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


10         MUNIYIELD NEW JERSEY FUND, INC.        NOVEMBER 30, 2004

Statement of Operations

For the Year Ended November 30, 2004
===================================================================================================================
Investment Income
-------------------------------------------------------------------------------------------------------------------
                       Interest ................................................                      $  17,237,687
                       Dividends from affiliates ...............................                             31,424
                                                                                                      -------------
                       Total income ............................................                         17,269,111
                                                                                                      -------------
===================================================================================================================
Expenses
-------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ................................    $   1,598,692
                       Commission fees .........................................          263,480
                       Accounting services .....................................          116,466
                       Transfer agent fees .....................................           58,176
                       Professional fees .......................................           52,117
                       Printing and shareholder reports ........................           35,171
                       Listing fees ............................................           20,800
                       Custodian fees ..........................................           19,687
                       Directors' fees and expenses ............................           19,109
                       Pricing fees ............................................           13,065
                       Other ...................................................           42,379
                                                                                    -------------
                       Total expenses before reimbursement .....................        2,239,142
                       Reimbursement of expenses ...............................          (22,847)
                                                                                    -------------
                       Total expenses after reimbursement ......................                          2,216,295
                                                                                                      -------------
                       Investment income--net ..................................                         15,052,816
                                                                                                      -------------
===================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net .....................................        1,470,679
                          Forward interest rate swaps and futures--net .........       (1,223,712)          246,967
                                                                                    -------------
                       Change in unrealized appreciation on:
                          Investments--net .....................................       (2,450,365)
                          Forward interest rate swaps and futures--net .........          181,274        (2,269,091)
                                                                                    -------------------------------
                       Total realized and unrealized loss--net .................                         (2,022,124)
                                                                                                      -------------
===================================================================================================================
Dividends to Preferred Stock Shareholders
-------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..................................                         (1,074,596)
                                                                                                      -------------
                       Net Increase in Net Assets Resulting from Operations ....                      $  11,956,096
                                                                                                      =============

      See Notes to Financial Statements.


           MUNIYIELD NEW JERSEY FUND, INC.        NOVEMBER 30, 2004           11

[LOGO] Merrill Lynch Investment Managers

Statements of Changes in Net Assets

                                                                                           For the Year Ended
                                                                                              November 30,
                                                                                    -------------------------------
Increase (Decrease) in Net Assets:                                                       2004              2003
===================================================================================================================
Operations
-------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..................................    $  15,052,816     $  14,953,557
                       Realized gain--net ......................................          246,967           800,586
                       Change in unrealized appreciation--net ..................       (2,269,091)        6,664,870
                       Dividends to Preferred Stock shareholders ...............       (1,074,596)         (868,764)
                                                                                    -------------------------------
                       Net increase in net assets resulting from operations ....       11,956,096        21,550,249
                                                                                    -------------------------------
===================================================================================================================
Dividends to Common Stock Shareholders
-------------------------------------------------------------------------------------------------------------------
                       Investment income--net ..................................      (13,635,112)      (13,635,112)
                                                                                    -------------------------------
                       Net decrease in net assets resulting from dividends to
                        Common Stock shareholders ..............................      (13,635,112)      (13,635,112)
                                                                                    -------------------------------
===================================================================================================================
Capital Stock Transactions
-------------------------------------------------------------------------------------------------------------------
                       Offering and underwriting costs resulting from issuance
                        of Preferred Stock .....................................         (344,974)               --
                                                                                    -------------------------------
===================================================================================================================
Net Assets Applicable to Common Stock
-------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets applicable to
                        Common Stock ...........................................       (2,023,990)        7,915,137
                       Beginning of year .......................................      218,642,153       210,727,016
                                                                                    -------------------------------
                       End of year* ............................................    $ 216,618,163     $ 218,642,153
                                                                                    ===============================
                          * Undistributed investment income--net ...............    $   2,624,697     $   2,281,589
                                                                                    ===============================

      See Notes to Financial Statements.


12         MUNIYIELD NEW JERSEY FUND, INC.        NOVEMBER 30, 2004

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                        For the Year Ended November 30,
                                                                   ----------------------------------------------------
Increase (Decrease) in Net Asset Value:                              2004       2003       2002       2001       2000
=======================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ......   $  15.39   $  14.84   $  14.78   $  13.99   $  13.60
                                                                   ----------------------------------------------------
                       Investment income--net ..................       1.06@      1.05@      1.06       1.08       1.01
                       Realized and unrealized gain (loss)--net        (.14)       .52        .05        .78        .45
                       Dividends and distributions to Preferred
                        Stock shareholders:
                          Investment income--net ...............       (.08)      (.06)      (.09)      (.20)      (.26)
                          Realized gain--net ...................         --         --         --+        --         --
                                                                   ----------------------------------------------------
                       Total from investment operations ........        .84       1.51       1.02       1.66       1.20
                                                                   ----------------------------------------------------
                       Less dividends and distributions to
                        Common Stock shareholders:
                          Investment income--net ...............       (.96)      (.96)      (.96)      (.87)      (.81)
                          Realized gain--net ...................         --         --         --+        --         --
                                                                   ----------------------------------------------------
                       Total dividends and distributions to
                        Common Stock shareholders ..............       (.96)      (.96)      (.96)      (.87)      (.81)
                                                                   ----------------------------------------------------
                       Offering and underwriting costs resulting
                        from the issuance of Preferred Stock ...       (.02)        --         --         --         --
                                                                   ----------------------------------------------------
                       Net asset value, end of year ............   $  15.25   $  15.39   $  14.84   $  14.78   $  13.99
                                                                   ====================================================
                       Market price per share, end of year .....   $  14.73   $  14.34   $  14.07   $  14.41   $12.8125
                                                                   ====================================================
=======================================================================================================================
Total Investment Return*
-----------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ......       5.84%     10.81%      7.22%     12.20%      9.71%
                                                                   ====================================================
                       Based on market price per share .........       9.72%      8.90%      4.27%     19.45%     11.55%
                                                                   ====================================================
=======================================================================================================================
Ratios Based on Average Net Assets of Common Stock
-----------------------------------------------------------------------------------------------------------------------
                       Expenses, net of reimbursement and
                        excluding reorganization expenses** ....       1.02%      1.02%      1.05%      1.06%      1.10%
                                                                   ====================================================
                       Total expenses, excluding reorganization
                        expenses** .............................       1.03%      1.02%      1.05%      1.06%      1.10%
                                                                   ====================================================
                       Total expenses** ........................       1.03%      1.02%      1.05%      1.06%      1.29%
                                                                   ====================================================
                       Total investment income--net** ..........       6.94%      6.94%      7.06%      7.26%      7.59%
                                                                   ====================================================
                       Amount of dividends to Preferred Stock
                        shareholders ...........................        .50%       .40%       .58%      1.33%      1.91%
                                                                   ====================================================
                       Investment income--net, to Common Stock
                        shareholders ...........................       6.44%      6.54%      6.48%      5.93%      5.68%
                                                                   ====================================================
=======================================================================================================================
Ratios Based on Average Net Assets of Common & Preferred Stock**
-----------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of reimbursement and
                        excluding reorganization expenses ......        .69%       .70%       .72%       .72%       .73%
                                                                   ====================================================
                       Total expenses, excluding reorganization
                        expenses ...............................        .70%       .70%       .72%       .72%       .73%
                                                                   ====================================================
                       Total expenses ..........................        .70%       .70%       .72%       .72%       .86%
                                                                   ====================================================
                       Total investment income--net ............       4.70%      4.78%      4.83%      4.95%      5.04%
                                                                   ====================================================
=======================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
-----------------------------------------------------------------------------------------------------------------------
                       Dividends to Preferred Stock shareholders       1.04%       .89%      1.25%      2.84%      3.77%
                                                                   ====================================================


           MUNIYIELD NEW JERSEY FUND, INC.        NOVEMBER 30, 2004           13

[LOGO] Merrill Lynch Investment Managers

Financial Highlights (concluded)

                                                                              For the Year Ended November 30,
The following per share data and ratios have been derived          ----------------------------------------------------
from information provided in the financial statements.               2004       2003       2002       2001       2000
=======================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock,
                        end of year (in thousands) .............   $216,618   $218,642   $210,727   $209,617   $198,407
                                                                   ====================================================
                       Preferred Stock outstanding, end of year
                        (in thousands) .........................   $119,000   $ 97,500   $ 97,500   $ 97,500   $ 97,500
                                                                   ====================================================
                       Portfolio turnover ......................      15.35%     28.93%     41.47%     52.03%     54.78%
                                                                   ====================================================
=======================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------
                       Asset coverage per $1,000 ...............   $  2,820   $  3,242   $  3,161   $  3,150   $  3,035
                                                                   ====================================================
=======================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
-----------------------------------------------------------------------------------------------------------------------
                       Series A--Investment income--net ........   $    259   $    225   $    325   $    723   $    962
                                                                   ====================================================
                       Series B--Investment income--net*** .....   $    250   $    219   $    292   $    702   $    739
                                                                   ====================================================
                       Series C--Investment income--net**** ....   $     91         --         --         --         --
                                                                   ====================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales charges.
**    Do not reflect the effect of dividends to Preferred Stock shareholders.
***   Series B was issued on February 7, 2000.
****  Series C was issued on August 23, 2004.
+     Amount is less than $(.01) per share.
@     Based on average shares outstanding.

      See Notes to Financial Statements.


14         MUNIYIELD NEW JERSEY FUND, INC.        NOVEMBER 30, 2004

Notes to Financial Statements

1. Significant Accounting Policies:

MuniYield New Jersey Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.


           MUNIYIELD NEW JERSEY FUND, INC.        NOVEMBER 30, 2004           15

[LOGO] Merrill Lynch Investment Managers

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering costs -- Direct expenses related to the public offering of the Fund's Preferred Stock were charged to capital at the time of issuance of the shares.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. The Investment Adviser has agreed to reimburse its management fee by the amount of the management fees the Fund pays to FAM indirectly through its investment in the CMA New Jersey Municipal Money Fund. For the year ended November 30, 2004, FAM reimbursed the Fund in the amount of $22,847.

For the year ended November 30, 2004, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, received underwriting fees of $215,000 in connection with the issuance of the Fund's Preferred Stock.

For the year ended November 30, 2004, the Fund reimbursed FAM $6,396 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 2004 were $74,732,238 and $48,624,999, respectively.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund, with a par value of $.05 per share for Series A and Series B and $.10 per share for Series C and a liquidation preference of $25,000 per share plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at November 30, 2004 were as follows: Series A, 1.69%, Series B, 1.58% and Series C, 1.65%.

Shares issued and outstanding for the year ended November 30, 2004 increased by 860 shares from the issuance of an additional series of Preferred Stock. Shares issued and outstanding for the year ended November 30, 2003 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended November 30, 2004, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $128,933 as commissions.


16         MUNIYIELD NEW JERSEY FUND, INC.        NOVEMBER 30, 2004

Notes to Financial Statements (concluded)

5. Distributions to Shareholders:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.080000 per share on December 29, 2004 to shareholders of record on December 15, 2004.

The tax character of distributions paid during the fiscal years ended November 30, 2004 and November 30, 2003 was as follows:

--------------------------------------------------------------------------------
                                                  11/30/2004          11/30/2003
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................         $14,709,708         $14,503,876
                                                 -------------------------------
Total distributions ....................         $14,709,708         $14,503,876
                                                 ===============================

As of November 30, 2004, the components of accumulated earnings on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed tax-exempt income--net ....................         $  2,330,914
Undistributed long-term capital gains--net ..............                   --
                                                                  ------------
Total undistributed earnings--net .......................            2,330,914
Capital loss carryforward ...............................           (8,187,904)*
Unrealized gains--net ...................................           17,092,965**
                                                                  ------------
Total accumulated earnings--net .........................         $ 11,235,975
                                                                  ============

* On November 30, 2004, the Fund had a net capital loss carryforward of $8,187,904 of which $1,092,188 expires in 2007, $6,856,160 expires in 2008 and $239,556 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the realization for tax purposes of unrealized gains on futures contracts.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of MuniYield New Jersey Fund, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniYield New Jersey Fund, Inc. as of November 30, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniYield New Jersey Fund, Inc. as of November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
January 7, 2005


           MUNIYIELD NEW JERSEY FUND, INC.        NOVEMBER 30, 2004           17

[LOGO] Merrill Lynch Investment Managers

Automatic Dividend Reinvestment Plan

The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If, on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the


18         MUNIYIELD NEW JERSEY FUND, INC.        NOVEMBER 30, 2004
number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


           MUNIYIELD NEW JERSEY FUND, INC.        NOVEMBER 30, 2004           19

[LOGO] Merrill Lynch Investment Managers

Officers and Directors

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Terry K.    P.O. Box 9011  President    1999 to  President and Chairman of the Merrill Lynch           124 Funds       None
Glenn*      Princeton, NJ  and          present  Investment Managers, L.P. ("MLIM")/Fund Asset         157 Portfolios
            08543-9011     Director              Management, L.P. ("FAM")-advised funds since
            Age: 64                              1999; Chairman (Americas Region) of MLIM from
                                                 2000 to 2002; Executive Vice President of MLIM
                                                 and FAM (which terms as used herein include
                                                 their corporate predecessors) from 1983 to 2002;
                                                 President of FAM Distributors, Inc. ("FAMDfrom
                                                 1986 to 2002 and Director thereof from 1991 to
                                                 2002; Executive Vice President and Director of
                                                 Princeton Services, Inc. ("Princeton Services")
                                                 from 1993 to 2002; President of Princeton
                                                 Administrators, L.P. from 1989 to 2002; Director of
                                                 Financial Data Services, Inc. since 1985.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton Services and Princeton
              Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal, or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director     1995 to  Director, The China Business Group, Inc. since 1996   38 Funds        None
Bodurtha    Princeton, NJ               present  and Executive Vice President thereof from 1996 to     55 Portfolios
            08543-9095                           2003; Chairman of the Board, Berkshire Holding
            Age: 60                              Corporation since 1980; Partner, Squire, Sanders &
                                                 Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills  P.O. Box 9095  Director     2002 to  Member of the Committee of Investment of              38 Funds        Kimco Realty
            Princeton, NJ               present  Employee Benefit Assets of the Association of         55 Portfolios   Corporation
            08543-9095                           Financial Professionals ("CIEBA") since 1986; Member
            Age: 69                              of CIBA's Executive Committee since 1988 and its
                                                 Chairman from 1991 to 1992; Assistant Treasurer of
                                                 International Business Machines Corporation ("IBM")
                                                 and Chief Investment Officer of IBM Retirement Funds
                                                 from 1986 to 1993; Member of the Investment Advisory
                                                 Committees of the State of New York Common
                                                 Retirement Fund since 1989; Member of the
                                                 Investment Advisory Committee of the Howard Hughes
                                                 Medical Institute from 1997 to 2000; Director, Duke
                                                 University Management Company from 1992 to 2004,
                                                 Vice Chairman thereof from 1998 to 2004 and Director
                                                 Emeritus thereof since 2004; Director, LaSalle Street
                                                 Fund from 1995 to 2001; Director, Kimco Realty
                                                 Corporation since 1997; Member of the Investment
                                                 Advisory Committee of the Virginia Retirement System
                                                 since 1998 and Vice Chairman thereof since 2002;
                                                 Director, Montpelier Foundation since 1998 and its
                                                 Vice Chairman since 2000; Member of the Investment
                                                 Committee of the Woodberry Forest School since 2000;
                                                 Member of the Investment Committee of the National
                                                 Trust for Historic Preservation since 2000.
------------------------------------------------------------------------------------------------------------------------------------


20         MUNIYIELD NEW JERSEY FUND, INC.        NOVEMBER 30, 2004

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Director     1992 to  John M. Olin Professor of Humanities, New York        38 Funds        None
London      Princeton, NJ               present  University since 1993 and Professor thereof since     55 Portfolios
            08543-9095                           1980; President, Hudson Institute since 1997 and
            Age: 65                              Trustee thereof since 1980; Dean, Gallatin Division
                                                 of New York University from 1976 to 1993;
                                                 Distinguished Fellow, Herman Kahn Chair, Hudson
                                                 Institute from 1984 to 1985; Director, Damon Corp.
                                                 from 1991 to 1995; Overseer, Center for Naval
                                                 Analyses from 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director     1999 to  Shareholder, Modrall, Sperling, Roehl, Harris & Sisk, 38 Funds        None
Cooper      Princeton, NJ               present  P.A. since 1993; President, American Bar Association  55 Portfolios
Ramo        08543-9095                           from 1995 to 1996 and Member of the Board of
            Age: 62                              Governors thereof from 1994 to 1997; Shareholder,
                                                 Poole, Kelly & Ramo, Attorneys at Law, P.C. from
                                                 1977 to 1993; Director of ECMC Group (service
                                                 provider to students, schools and lenders) since
                                                 2001; Director, United New Mexico Bank (now Wells
                                                 Fargo) from 1983 to 1988; Director, First National
                                                 Bank of New Mexico (now Wells Fargo) from 1975 to
                                                 1976; Vice President, American Law Institute since
                                                 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director     2002 to  Principal of STI Management (investment adviser)      38 Funds        None
Salomon,    Princeton, NJ               present  since 1994; Chairman and CEO of Salomon Brothers      55 Portfolios
Jr.         08543-9095                           Asset Management from 1992 to 1995; Chairman
            Age: 68                              of Salomon Brothers equity mutual funds from 1992
                                                 to 1995; regular columnist with Forbes Magazine from
                                                 1992 to 2002; Director of Stock Research and U.S.
                                                 Equity Strategist at Salomon Brothers from 1975 until
                                                 1991; Trustee, Commonfund from 1980 to 2001.
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.  P.O. Box 9095  Director     2002 to  Chairman of Fernwood Advisors, Inc. (investment       39 Funds        None
Swensrud    Princeton, NJ               present  adviser) since 1996; Principal, Fernwood Associates   56 Portfolios
            08543-9095                           (financial consultants) since 1975; Chairman of
            Age: 71                              R.P.P. Corporation (manufacturing company) since
                                                 1978; Director of International Mobile
                                                 Communications, Incorporated (telecommunications)
                                                 since 1998.
            ------------------------------------------------------------------------------------------------------------------------
            * The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.


           MUNIYIELD NEW JERSEY FUND, INC.        NOVEMBER 30, 2004           21

[LOGO] Merrill Lynch Investment Managers

Officers and Directors (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served*  Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          and      since 2004; Vice President of FAMD since 1999; Vice President of MLIMand FAM from
            Age: 44        Treasurer    1999 to  1990 to 1997; Director of MLIM Taxation since 1990.
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior Vice  2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Jacob       Princeton, NJ  President    present  Management) of MLIM from 1997 to 2000.
            08543-9011
            Age: 53
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior Vice  2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Loffredo    Princeton, NJ  President    present  Management) of MLIM from 1998 to 2000.
            08543-9011
            Age: 40
------------------------------------------------------------------------------------------------------------------------------------
Theodore R. P.O. Box 9011  Vice         1998 to  Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000; Vice President
Jaeckel Jr. Princeton, NJ  President    present  of MLIM from 1994 to 2000.
            08543-9011
            Age: 45
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice
Hiller      Princeton, NJ  Compliance   present  President and Chief Compliance Officer of MLIM since 2004; Global Director of
            08543-9011     Officer               Compliance at Morgan Stanley Investment Management from 2002 to 2004; Managing
            Age: 53                              Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief
                                                 Compliance Officer at Prudential Financial from 1995 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from
Pellegrino  Princeton, NJ               present  1999 to 2002; Attorney with MLIM since 1997.
            08543-9011
            Age: 44
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

NYSE Symbol

MYJ

--------------------------------------------------------------------------------
Andre F. Perold resigned as a Director of the Fund effective October 22, 2004.

Effective January 1, 2005, Terry K. Glenn will retire as President and Director of MuniYield New Jersey Fund, Inc. The Fund's Board of Directors wishes Mr. Glenn well in his retirement.

Effective January 1, 2005, Robert C. Doll, Jr. will become President and Director of the Fund.
--------------------------------------------------------------------------------


22         MUNIYIELD NEW JERSEY FUND, INC.        NOVEMBER 30, 2004

Quality Profile

The quality ratings of securities in the Fund as of November 30, 2004 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
                                                                        Total
S&P Rating/Moody's Rating                                            Investments
--------------------------------------------------------------------------------
AAA/Aaa .........................................................       63.8%
AA/Aa ...........................................................        3.7
A/A .............................................................       10.5
BBB/Baa .........................................................       17.2
B/B .............................................................        0.6
NR (Not Rated) ..................................................        1.4
Other* ..........................................................        2.8
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

Important Tax Information

All of the net investment income distributions paid by MuniYield New Jersey Fund, Inc. during the taxable year ended November 30, 2004 qualify as tax-exempt interest dividends for federal income tax purposes.

Please retain this information for your records.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


           MUNIYIELD NEW JERSEY FUND, INC.        NOVEMBER 30, 2004           23

[LOGO] Merrill Lynch Investment Managers

MuniYield New Jersey Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from federal and New Jersey income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax and New Jersey personal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield New Jersey Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniYield New Jersey Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                 #16381 -- 11/04

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills,
         (2) Andre F. Perold (resigned as of October 1, 2004), (3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending November 30, 2004 - $26,000
                                  Fiscal Year Ending November 30, 2003 - $25,000

         (b) Audit-Related Fees - Fiscal Year Ending November 30, 2004 - $3,000
                                  Fiscal Year Ending November 30, 2003 - $5,600

         The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

         (c) Tax Fees -           Fiscal Year Ending November 30, 2004 - $5,610
                                  Fiscal Year Ending November 30, 2003 - $4,800

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending November 30, 2004 - $0
                                  Fiscal Year Ending November 30, 2003 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending November 30, 2004 - $12,448,225
             Fiscal Year Ending November 30, 2003 - $18,947,106

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         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         James H. Bodurtha
         Joe Grills
         Herbert I. London
         Andre F. Perold (resigned as of October 1, 2004)
         Roberta Cooper Ramo
         Robert S. Solomon, Jr.
         Stephen B. Swensrud

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested

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         knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

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         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment
         Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

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o     Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto

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        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        MuniYield New Jersey Fund, Inc.


        By: /s/ Robert C. Doll, Jr.
            ---------------------------------
            Robert C. Doll, Jr.,
            President of
            MuniYield New Jersey Fund, Inc.

        Date: January 13, 2005

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Robert C. Doll, Jr.
            ---------------------------------
            Robert C. Doll, Jr.,
            President of
            MuniYield New Jersey Fund, Inc.

        Date: January 13, 2005


        By: /s/ Donald C. Burke
            ---------------------------------
            Donald C. Burke,
            Chief Financial Officer of
            MuniYield New Jersey Fund, Inc.

        Date: January 13, 2005